UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2026

CPI CARD GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	CPI Card Group Inc. 10368 W. Centennial Road Littleton, CO	80127
	(Address of principal executive offices)	(Zip Code)
(720) 681-6304
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On August 6, 2026, CPI Card Group Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended June 30, 2026 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
In connection with the issuance of the Earnings Release, the Company is holding a public conference call on August 6, 2026, during which John Lowe, President and Chief Executive Officer, and Terra Grantham, Chief Financial Officer, will provide the presentation attached hereto as Exhibit 99.2. Information regarding access to the conference call and webcast is set forth in the Earnings Release.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1*	Press release issued by the Company on August 6, 2026, announcing the second quarter results.
99.2*	Presentation of the Company dated August 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*The information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI Card Group Inc.
	By:	/s/ Darren Dragovich
Darren Dragovich
Chief Legal and Compliance Officer
Date: August 6, 2026